SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 16, 2003

Date of Report (Date of earliest event reported)

Open Text Corporation

(Exact Name of Registrant as Specified in Charter)

Ontario	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Columbia Street West, Waterloo,

Ontario, Canada N2L 5Z5

(Address of principal executive offices) (Zip Code)

(519) 888-7111

Registrant’s telephone number, including area code

Item 2.    Acquisition or Disposition of Assets

On October 16, 2003, Open Text Corporation issued a press release relating to the Tender Offer and purchases of shares of Gauss Interprise (Deutsch Bourse:GSOGa.de), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The principal terms of the transaction are described in the press release dated August 27, 2003 issued by Open Text Corporation, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

The following financial statements, pro forma financial information and exhibits are filed as part of this Report on Form 8-K:

(a)	Financial Statements of Businesses Acquired. None. The required financial statements will be filed not later than 75 days from the date of the event reported herein.

(b)	Pro Forma Financial Information. None. The required pro forma financial statements will be filed not later than 75 days from the date of the event reported herein.

(c)	Exhibits.

99.1     Press Release issued by Open Text Corporation dated October 16, 2003.

99.2     Press Release issued by Open Text Corporation dated August 27, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2003	OPEN TEXT CORPORATION

	By:	/s/ ALAN HOVERD
Alan Hoverd Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Open Text Corporation dated October 16, 2003

99.2	Press Release issued by Open Text Corporation dated August 27, 2003

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